As filed with the Securities and Exchange Commission on October 14, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 14, 2004

FIRST CHARTER CORPORATION

(Exact name of registrant as specified in its charter)

North Carolina	0-15829	56-1355866
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

10200 David Taylor Drive, Charlotte, North Carolina 28262-2373
(Address, including zip code, of principal executive offices)

(704) 688-4300
(Registrant’s telephone number, including area code)

____________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02      Results of Operation and Financial Condition

     On October 14, 2004, First Charter Corporation announced its financial results for the three and nine-month period ended September 30, 2004. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     On October 14, 2004, as previously announced, First Charter Corporation will hold a simultaneous analyst presentation and audio webcast to review and discuss its third quarter results and growth and earnings estimates for the fourth quarter of 2004. The slide package prepared for use by First Charter Corporation executives at this presentation is available on First Charter Corporation’s website, www.firstcharter.com, and the slides are also furnished herewith as Exhibit 99.2. In addition, all of the information in the presentation is presented as of October 14, 2004 and First Charter Corporation does not assume any obligation to update such information in the future.

     The information included herein, as well as Exhibits 99.1 and 99.2 referenced herein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01      Financial Statements and Exhibits

     (c)      Exhibits

99.1	News Release disseminated on October 14, 2004 by First Charter Corporation.

99.2	Slide Package prepared for use by First Charter Corporation Executives for securities analysts meeting held on October 14, 2004.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST CHARTER CORPORATION

	By:	/s/ Robert O. Bratton

Robert O. Bratton
Executive Vice President and Chief Financial Officer

Dated: October 14, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	News Release disseminated on October 14, 2004 by First Charter Corporation.

99.2	Slide Package prepared for use by First Charter Corporation Executives for securities analysts meeting held on October 14, 2004.